UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 8, 2005
                                                --------------------------------

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         New Jersey                     001-16197           22-3537895
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
  of Incorporation)                     File Number)        Identification No.)

158 Route 206, Peapack-Gladstone, New Jersey                       07934
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code (908) 234-0700
                                                  ------------------------------

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 , CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

On December 8, 2005, the Compensation Committee of the Board of Directors of Peapack-Gladstone Financial Corporation (the "Corporation") exercised its discretion and authorized payment of a cash bonus to each named executive officers in the following amounts:

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Frank A. Kissel, Chairman & CEO                                        $ 90,150
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Craig C. Spengeman, President PGB Trust & Investments                  $ 57,383
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Robert M. Rogers, President & COO                                      $ 63,654
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Arthur F. Birmingham, Executive V.P. & CFO                             $ 49,172
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Garrett P. Bromley, Executive V.P. & Chief Credit Officer              $ 42,967
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In addition,  on December 8, 2005,  the  Compensation  Committee of the Board of
Directors approved 2006 base salaries of $311,018 for Mr. Kissel, $219,606 for Mr. Spengeman, $197,972 for Mr. Rogers, $169,645 for Mr. Birmingham and $148,235 for Mr. Bromley.

On December 22, 2005, the Corporation and Frank A. Kissel, Craig C. Spengeman, Robert M. Rogers, Arthur F. Birmingham and Garrett M. Bromley (collectively, the "Executives") entered into employment agreements for a term of one year, effective January 1, 2006 and expiring on December 31, 2006.

The employment agreements provide, among other things, (i) for participation during the employment term in all compensation and employee benefit plans for which any salaried employees of the Corporation are eligible, (ii) annual base salaries as detailed above, and (iii) discretionary bonus payments to Messrs. Kissel, Spengeman, Rogers, Birmingham and Bromley determined by the Board of Directors in due course.

If the Executive's employment is terminated without cause, the Corporation shall pay the Executive's base salary for a period of one year. In the event that the Corporation terminates the Executive's employment for cause or pursuant to retirement, permanent disability or death, the Corporation shall pay the Executive any earned but unpaid base salary through the date of termination of employment. The employment agreements also include certain non-compete and non-solicitation provisions, which extend for two years following the executive's termination of employment. The foregoing description of the employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreements, which are filed as Exhibits hereto and are incorporated herein by reference

Item 9.01 Financial Statements and Exhibits

10.1 Executive Employment Agreement dated December 22, 2005 between the Corporation and Frank A. Kissel.

10.2 Executive Employment Agreement dated December 22, 2005 between the Corporation and Craig C. Spengeman.

10.3 Executive Employment Agreement dated December 22, 2005 between the Corporation and Robert M. Rogers.

10.4 Executive Employment Agreement dated December 22, 2005 between the Corporation and Arthur F. Birmingham.

10.5 Executive Employment Agreement dated December 22, 2005 between the Corporation and Garrett P. Bromley.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PEAPACK-GLADSTONE FINANCIAL CORPORATION


Dated: December 23, 2005         By: /s/ Arthur F. Birmingham
                                   ---------------------------------------------
                                 Name:  Arthur F. Birmingham
                                 Title: Executive Vice President and Chief
                                        Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Title
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10.1           Executive Employment Agreement dated December 22, 2005 between the Corporation and Frank A. Kissel.

10.2 Executive Employment Agreement dated December 22, 2005 between the Corporation and Craig C. Spengeman.

10.3 Executive Employment Agreement dated December 22, 2005 between the Corporation and Robert M. Rogers.

10.4 Executive Employment Agreement dated December 22, 2005 between the Corporation and Arthur F. Birmingham.

10.5 Executive Employment Agreement dated December 22, 2005 between the Corporation and Garrett P. Bromley.